FOURTH QUARTER AND FULL YEAR 2021 FINANCIAL RESULTS FEBRUARY 1, 2022

2 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 CAUTIONARY STATEMENT This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD) such as the features, functionality, performance, availability, timing and expected benefits of AMD products; AMD’s expected first quarter 2022 and fiscal 2022 financial outlook, including revenue non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses as a percentage of revenue, non-GAAP interest expense, taxes and other, non-GAAP tax rates and diluted share count; and the expected timing of the close of the Xilinx, Inc. transaction, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this presentation are based on current beliefs, assumptions and expectations, speak only as of the date of this presentation and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: Intel Corporation’s dominance of the microprocessor market and its aggressive business practices; global economic uncertainty; loss of a significant customer; impact of the COVID-19 pandemic on AMD’s business, financial condition and results of operations; competitive markets in which AMD’s products are sold; market conditions of the industries in which AMD products are sold; cyclical nature of the semiconductor industry; quarterly and seasonal sales patterns; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD's ability to introduce products on a timely basis with expected features and performance levels; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyber-attacks; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products in a timely manner; AMD's reliance on third-party companies for design, manufacture and supply of motherboards, software and other computer platform components; AMD's reliance on Microsoft and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; efficiency of AMD's supply chain; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; impact of government actions and regulations such as export administration regulations, tariffs and trade protection measures; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals-related provisions and other laws or regulations; impact of acquisitions, joint ventures and/or investments on AMD's business, including the announced acquisition of Xilinx, and ability to integrate acquired businesses; AMD’s ability to complete the Xilinx merger; impact of the announcement and pendency of the Xilinx merger on AMD’s business; impact of any impairment of the combined company’s assets on the combined company’s financial position and results of operation; restrictions imposed by agreements governing AMD’s notes and the revolving credit facility; AMD's indebtedness; AMD's ability to generate sufficient cash to meet its working capital requirements or generate sufficient revenue and operating cash flow to make all of its planned R&D or strategic investments; political, legal, economic risks and natural disasters; future impairments of goodwill and technology license purchases; AMD’s ability to attract and retain qualified personnel; AMD’s stock price volatility; and worldwide political conditions. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. NON-GAAP FINANCIAL MEASURES In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP earnings per share and free cash flow. AMD uses a normalized tax rate in its computation of the non-GAAP income tax provision to provide better consistency across the reporting periods. For full year 2021, AMD uses a non-GAAP tax rate of 15%, which excludes the tax impact of pre-tax non-GAAP adjustments. For full year 2022, AMD uses a projected non-GAAP tax rate of 15%, which excludes the tax impact of pre- tax non-GAAP adjustments, reflecting currently available information, and a projected cash tax rate of approximately 9% that includes the projected current income tax liability plus known foreign withholding tax obligations paid expressed as a percentage of non-GAAP profit before tax. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin, operating expenses, interest expense, taxes and other. These forward-looking non-GAAP measures are based on current expectations as of February 1, 2022, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its forward-looking statements made in this presentation except as may be required by law.

3 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 OUR JOURNEY Best-in-Class Financial Performance Expanding Customer & Partner Ecosystem Best Product Portfolio in History Significant Business Acceleration

4 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 Delivering Robust PC Experiences and Gaming Solutions PC/GAMING SOLUTIONS Leadership Process Technology and 3D Chiplet Packaging ADVANCED TECHNOLOGY Executing Multi-generational CPU and GPU Products & Roadmaps INDUSTRY LEADING IP Driving Innovation in Cloud, Enterprise and Accelerated Computing DATA CENTER LEADERSHIP OUR LEADERSHIP TECHNOLOGY

5 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 z PERFORMANCE LEADERSHIP IN PCS, DATA CENTER AND GAMING OUR BEST EVER PRODUCT PORTFOLIO See endnotes R5K-002 and CZM-35 Leadership desktop and mobile performance and advanced battery life Performance and power efficiency with AMD RDNA™ 2 Architecture 3rd Gen AMD EPYC™ CPUs extend performance and TCO advantages Latest game consoles powered by “Zen” and AMD RDNA Architectures SEMI-CUSTOM Heterogenous computing re-imagined for the exascale era with AMD CDNATM 2 Architecture

6 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 1. See Appendices for GAAP to Non-GAAP reconciliation FINANCIAL SUMMARY FY 2021¹ $9.8 $16.4 FY 2020 FY 2021 +68% y/y Annual Revenue ($B) Record revenue $16.4 billion, up 68% from 2020  Gross margin of 48% up 370 bps from prior year  Significant growth in profitability • Operating income $3.6 billion; Non-GAAP operating income $4.1 billion • Operating margin 22%; Non-GAAP operating margin 25% • Net income $3.2 billion; Non-GAAP net income $3.4 billion • Diluted EPS $2.57; Non-GAAP diluted EPS $2.79  Operating cash flow $3.5 billion, up 229% y/y  Record free cash flow of $3.2 billion, up 314% y/y • $1 billion in strategic investments in long-term supply chain capacity  Repurchased $1.8 billion of common stock  Strong balance sheet with $3.6 billion in cash, cash equivalents and short-term investments

7 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 1. See Appendices for GAAP to Non-GAAP reconciliation QUARTERLY SUMMARY Q4 2021¹ $3.2 $4.8 Q4 2020 Q4 2021 +49% y/y Quarterly Revenue ($B)  Record revenue $4.8 billion, up 49% y/y and 12% q/q  Gross margin 50%, up 560 bps y/y and up 190 bps q/q  OpEx $1.2 billion; Non-GAAP OpEx $1.1 billion  Strong quarterly profitability • Operating income $1.2 billion; Non-GAAP operating income $1.3 billion • Operating margin 25%; Non-GAAP operating margin 27% • Net income $974 million; Non-GAAP net income $1.1 billion • Diluted EPS $0.80; Non-GAAP diluted EPS $0.92  Operating cash flow $822 million, up 48% y/y  Free cash flow of $736 million, up 53% y/y  Repurchased $756 million of common stock

8 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 COMPUTING AND GRAPHICS SEGMENT Q4 2021  Revenue $2.6 billion • Up 32% y/y and 8% q/q driven by RyzenTM and RadeonTM processor sales  Higher Average Selling Prices (ASP) • Client processor ASP grew y/y and q/q due to a richer mix of Ryzen processor sales • GPU ASP increased y/y primarily driven by Radeon product sales; decreased q/q due to product mix  Operating Income • Operating income $566 million compared to $420 million a year ago and $513 million in the prior quarter • Up y/y and q/q primarily driven by higher revenue, partially offset by higher operating expenses  Strategic news and highlights • Strong demand for premium desktop and notebook PCs built with Ryzen 5000 processors • Announced Ryzen processors with AMD 3D V-CacheTM technology to power incredible gaming experiences • Launched “Zen 3+” Ryzen 6000 notebook CPUs at CES 2022 featuring Ryzen CPUs, Radeon GPUs and Radeon software • Updated the Radeon 6000 Series lineup featuring AMD RDNATM 2 to include new mobile and desktop platforms • Previewed Ryzen 7000 Series desktop processors coming in 2H 2022 based on 5nm “Zen 4” architecture

9 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 ENTERPRISE, EMBEDDED AND SEMI-CUSTOM SEGMENT Q4 2021  Revenue $2.2 billion • Up 75% y/y and 17% q/q driven by higher EPYCTM and semi-custom processor sales  Higher Operating Income • Operating income $762 million compared to $243 million a year ago and $542 million in the prior quarter • Up y/y and q/q primarily driven by higher revenue and richer product mix, partially offset by higher operating expenses  Strategic news and highlights • Expanded internal deployments of 3rd Gen EPYC processors at multiple leading Cloud providers • Significant growth in both Cloud and Enterprise, including more than 100 3rd Gen EPYC platforms available from OEMs • Previewed 4th Gen EPYC processors, codenamed “Genoa”, coming later in 2022 and featuring up to 96 “Zen 4” cores with next-gen memory and I/O • Announced 4th Gen EPYC processors, codenamed “Bergamo”, coming in 1H 2023 and featuring up to 128 cores and power efficiency for Cloud • Game console demand continues to outpace all prior generations

10 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 $1,786 $1,932 $2,801 $3,244 $3,445 $3,850 $4,313 $4,826 1000 1500 2000 2500 3000 3500 4000 4500 5000 5500 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 +49% y/y REVENUE TREND ($ IN MILLIONS) OUTSTANDING REVENUE GROWTH

11 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 46% 44% 44% 45% 46% 48% 48% 50% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 +560 bps y/y GROSS MARGIN TREND (GAAP AND NON-GAAP)¹ 1. See Appendices for GAAP to Non-GAAP reconciliation STRONG GROSS MARGIN EXPANSION

12 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 EARNINGS PER SHARE TREND $0.14 $0.13 $0.32 $0.39 $0.45 $0.58 $0.75 $0.80 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 A x is T it le +105% y/y1 (GAAP) $1.45 1 1. In Q4 2020, AMD released $1.3 billion of its $2.9 billion income tax valuation allowance. The valuation allowance release had a $1.06 benefit to Q4 2020 earnings per share. SIGNIFICANT GROWTH IN PROFITABILITY $1.06 Valuation Allowance Release

13 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 $0.18 $0.18 $0.41 $0.52 $0.52 $0.63 $0.73 $0.92 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 +77% y/y EARNINGS PER SHARE TREND (NON-GAAP)1 1. 1. See Appendices for GAAP to Non-GAAP reconciliation SIGNIFICANT GROWTH IN PROFITABILITY

14 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 ($ in millions, except per share data) 2021 2020 Y/Y Revenue $16,434 $9,763 Up 68% Gross Profit $7,929 $4,347 Up 82% Gross Margin % 48% 45% Up 370bps Operating Expenses $4,293 $2,978 Up 44% Operating Expenses/Revenue % 26% 31% Down 5pp Operating Income $3,648 $1,369 Up 166% Operating Margin % 22% 14% Up 8pp Net Income1,2 $3,162 $2,490 Up 27% Earnings Per Share1,2,3 $2.57 $2.06 Up 25% FY 2021 SUMMARY P&L – GAAP 1. Includes a higher tax rate beginning in Q1 2021 2. In Q4 2020, AMD released $1.3 billion of its $2.9 billion income tax valuation allowance. The valuation allowance release had a $1.07 benefit to annual earnings per share. 3. See Appendices for share count reference.

15 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 ($ in millions, except per share data) 2021 2020 Y/Y Revenue $16,434 $9,763 Up 68% Gross Profit $7,934 $4,353 Up 82% Gross Margin % 48% 45% Up 370bps Operating Expenses $3,877 $2,696 Up 44% Operating Expenses/Revenue % 24% 28% Down 4pp Operating Income $4,069 $1,657 Up 146% Operating Margin % 25% 17% Up 8pp Net Income $3,435 $1,575 Up 118% Earnings Per Share¹ $2.79 $1.29 Up 117% FY 2021 SUMMARY P&L – NON-GAAP¹ 1. Includes a higher tax rate beginning in Q1 2021. See Appendices for 1. GAAP to Non-GAAP reconciliation and share count reference

16 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 ($ in millions, except per share data) Q4’21 Q4’20 Y/Y Q3’21 Q/Q Revenue $4,826 $3,244 Up 49% $4,313 Up 12% Gross Profit $2,426 $1,451 Up 67% $2,086 Up 16% Gross Margin % 50% 45% Up 560bps 48% Up 190bps Operating Expenses $1,223 $881 Up 39% $1,141 Up 7% Operating Expense/Revenue % 25% 27% Down 2pp 26% Down 1pp Operating Income $1,207 $570 Up 112% $948 Up 27% Operating Margin % 25% 18% Up 7pp 22% Up 3pp Net Income1,2 $974 $1,781 Down 45% $923 Up 6% Earnings Per Share1,2,3 $0.80 $1.45 Down 45% $0.75 Up 7% Q4 2021 SUMMARY P&L – GAAP 1. Includes a higher tax rate beginning in Q1 2021 2. In Q4 2020, AMD released $1.3 billion of its $2.9 billion income tax valuation allowance. The valuation allowance release had a $1.06 benefit to Q4 2020 earnings per share. 3. See Appendices for share count reference.

17 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 ($ in millions, except per share data) Q4’21 Q4’20 Y/Y Q3’21 Q/Q Revenue $4,826 $3,244 Up 49% $4,313 Up 12% Gross Profit $2,427 $1,452 Up 67% $2,087 Up 16% Gross Margin % 50% 45% Up 560bps 48% Up 190bps Operating Expenses $1,103 $789 Up 40% $1,035 Up 7% Operating Expense/Revenue % 23% 24% Down 1pp 24% Down 1pp Operating Income $1,328 $663 Up 100% $1,055 Up 26% Operating Margin % 27% 20% Up 7pp 24% Up 3pp Net Income $1,122 $636 Up 76% $893 Up 26% Earnings Per Share¹ $0.92 $0.52 Up 77% $0.73 Up 26% Q4 2021 SUMMARY P&L – NON-GAAP¹ 1. Includes a higher tax rate beginning in Q1 2021. See Appendices for 1. GAAP to Non-GAAP reconciliation and share count reference

18 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 Q4 AND FY 2021 SEGMENT RESULTS ($ in millions) Q4’21 Q4’20 Y/Y Q3’21 Q/Q 2021 2020 Y/Y Computing and Graphics Net Revenue $2,584 $1,960 Up 32% $2,398 Up 8% $9,332 $6,432 Up 45% Operating Income $566 $420 Up 35% $513 Up 10% $2,090 $1,266 Up 65% Enterprise, Embedded and Semi-Custom Net Revenue $2,242 $1,284 Up 75% $1,915 Up 17% $7,102 $3,331 Up 113% Operating Income $762 $243 Up 214% $542 Up 41% $1,979 $391 Up 406% All Other Category Operating Loss $(121) $(93) Down 30% $(107) Down 13% $(421) $(288) Down 46% TOTAL Net Revenue $4,826 $3,244 Up 49% $4,313 Up 12% $16,434 $9,763 Up 68% Operating Income $1,207 $570 Up 112% $948 Up 27% $3,648 $1,369 Up 166%

19 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 Q4 AND FY 2021 SUMMARY BALANCE SHEET ITEMS ($ in millions) Q4 & FY21 Q4 & FY20 Y/Y Q3’21 Q/Q Cash, Cash Equivalents and Short-term Investments $3,608 $2,290 Up $1,318 $3,608 Flat Accounts Receivable, Net $2,706 $2,066 Up $640 $2,224 Up $482 Inventories $1,955 $1,399 Up $556 $1,902 Up $53 Total Debt (principal amount)1 $313 $338 Down $25 $313 Flat Total Debt, Net1 $313 $330 Down $17 $313 Flat 1. See Appendices for Total Debt reconciliation STRONG BALANCE SHEET

FINANCIAL OUTLOOK – NON-GAAP[1]

	Q1 2022	FY 2022
Revenue	~$5.0 Billion +/- $100 Million	~$21.5 Billion Growth of ~31% y/y
Gross Margin %	~50.5%	~51%
Operating Expenses Operating Expenses/Revenue %	~$1.2 Billion ~24%	~24%
Interest Expense, Taxes and Other	~$207 Million	--
Effective Tax Rate	~15% of pre-tax income	
Cash Tax Rate	~9% of pre-tax income	
Diluted Share Count[2]	~1.22 billion shares	

Note: Guidance does not contemplate the addition of Xilinx as the transaction has not yet closed.

1. See Cautionary Statement on Slide 2. These forward-looking outlook statements and non-GAAP measures are based on current expectations as of February 1, 2022, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its outlook statements as a result of new information, future events or otherwise, except as may be required by law. All items, except revenue, are on a non-GAAP basis. Adjustments to arrive at the GAAP financial outlook typically include stock-based compensation, non-cash interest expense related to convertible debt, income tax provision, equity income in investee, and other non-recurring items such as loss on debt redemption/conversion, impairment charges and acquisition-related costs. The timing and impact of such adjustments are dependent on future events that are typically uncertain or outside of AMD's control; therefore, a reconciliation to equivalent GAAP measures is not practicable at this time.
2. Refer to Diluted Share Count overview in the Appendices

20 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022

AMD

21 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 Q4 2021 SUMMARY Operating Income Doubled Y/Y Gross Margin of 50% Up More Than 5 pp Y/Y Record Revenue $4.8B Up 49% Y/Y, 12% Q/Q Operating Cash Flow of $822M FREE CASH FLOW OF $736 MILLION

22 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 FY 2021 SUMMARY Gross Margin of 48% Up More Than 3 pp Y/Y Record Annual Revenue of $16.4B, Up 68% Y/Y RECORD GAAP & NON-GAAP PROFITABILTY & EPS Operating Cash Flow of $3.5B, Up 229% Y/Y Repurchased $1.8B in Common Stock

23 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 AMD’SCOMMITMENT TO ESG Steadfast commitment to environmental stewardship and contributing to our local communities ENVIRONMENTAL Delivering leadership products with integrity, innovation and quality in order to help solve global challenges GOVERNANCE Creating a culture that drives innovation by fostering diversity, inclusion and belonging SOCIAL CORPORATE RESPONSIBILITY REPORT ON AMD.COM

24 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 BUILDING THE BEST Outstanding Financial Performance Execution Excellence Leadership Roadmaps Increasing Market Share

25 [Public] Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 The Industry's High Performance and Adaptive Computing Leader EXPECT COMPLETION OF THE TRANSACTION IN THE FIRST QUARTER 2022

26 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 APPENDICES Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin (Millions) Q1'20 Q2'20 Q3'20 Q4'20 Q1’21 Q2’21 Q3’21 Q4’21 2020 2021 GAAP gross profit $ 818 $ 848 $ 1,230 $ 1,451 $ 1,587 $ 1,830 $ 2,086 $ 2,426 $ 4,347 $ 7,929 GAAP gross margin % 46% 44% 44% 45% 46% 48% 48% 50% 45% 48% Stock-based compensation 2 2 1 1 1 2 1 1 6 5 Non-GAAP gross profit $ 820 $ 850 $ 1,231 $ 1,452 $ 1,588 $ 1,832 $ 2,087 $ 2,427 $ 4,353 $ 7,934 Non-GAAP gross margin % 46% 44% 44% 45% 46% 48% 48% 50% 45% 48% Reconciliation of GAAP to Non-GAAP Operating Expenses (Millions) Q4’21 Q4’20 Q3’21 2021 2020 GAAP operating expenses $ 1,223 $ 881 $ 1,141 $ 4,293 $ 2,978 GAAP Operating Expenses/Revenue % 25% 27% 26% 26% 31% Stock-based compensation 111 78 98 374 268 Acquisition-related costs 9 14 8 42 14 Non-GAAP operating expenses $ 1,103 $ 789 $ 1,035 $ 3,877 $ 2,696 Non-GAAP Operating Expenses/Revenue % 23% 24% 24% 24% 28%

27 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 APPENDICES Reconciliation of GAAP Operating Income to Non-GAAP Operating Income (Millions) Q4’21 Q4’20 Q3’21 2021 2020 GAAP operating income $ 1,207 $ 570 $ 948 $ 3,648 $ 1,369 GAAP operating margin % 25% 18% 22% 22% 14% Stock-based compensation 112 79 99 379 274 Acquisition-related costs 9 14 8 42 14 Non-GAAP operating income $ 1,328 $ 663 $ 1,055 $ 4,069 $ 1,657 Non-GAAP operating margin % 27% 20% 24% 25% 17%

APPENDICES

Reconciliation of GAAP to Non-GAAP Net Income / Earnings Per Share

(Millions, except per share data)	Q1'20		Q2'20		Q3'20		Q4'20		Q1'21		Q2'21		Q3'21		Q4'21	
GAAP net income / earnings per share	$ 162	$ 0.14	$ 157	$ 0.13	$ 390	$ 0.32	$ 1,781	$ 1.45	$ 555	$ 0.45	$ 710	$ 0.58	$ 923	$ 0.75	$ 974	$ 0.80
Loss on debt redemption/conversion	–	–	–	–	38	0.03	16	0.01	14	0.02	1	–	–	–	–	–
(Gains) losses on equity investments, net	–	–	–	–	–	–	–	–	–	–	–	–	(60)	(0.05)	(4)	–
Non-cash interest expense related to convertible debt	2	–	2	–	2	–	–	–	–	–	–	–	–	–	–	–
Stock-based compensation	59	0.04	60	0.05	76	0.06	79	0.06	85	0.07	83	0.06	99	0.08	112	0.09
Equity income in investee	–	–	(1)	–	(1)	–	(3)	–	(2)	–	(2)	–	(2)	–	–	–
Acquisition-related costs	–	–	–	–	–	–	14	0.01	15	0.01	10	0.01	8	0.01	9	–
Release of valuation allowance on deferred tax assets	–	–	–	–	–	–	(1,301)	(1.06)	–	–	–	–	–	–	–	–
Income tax provision	(1)	–	(2)	–	(4)	–	50	0.05	(25)	(0.03)	(24)	(0.02)	(75)	(0.06)	31	0.03
Non-GAAP net income / earnings per share	$ 222	$ 0.18	$ 216	$ 0.18	$ 501	$ 0.41	$ 636	$ 0.52	$ 642	$ 0.52	$ 778	$ 0.63	$ 893	$ 0.73	$ 1,122	$ 0.92

Shares used and net income adjustment in earnings per share calculation	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
Shares used in per share calculation (GAAP) (1)	1,224	1,227	1,215	1,226	1,231	1,232	1,230	1,222
Interest expense add back to GAAP net income (1)	$ 4	$ 3	$ 1	$ -	$ -	$ -	$ -	$ -
Shares used in per share calculation (Non-GAAP)	1,224	1,227	1,230	1,232	1,233	1,232	1,230	1,222
Interest expense add back to Non-GAAP net income	$ 2	$ 1	$ 1	$ -	$ -	$ -	$ -	$ -

(1) Q1'20 and Q2'20 GAAP diluted EPS calculation includes 31 million shares related to the assumed conversion of the Company's 2026 Convertible Notes and the associated $4 million and $3 million interest expense, respectively, add-back to net income under the "if converted" method. Q3'20 and Q4'20 GAAP diluted EPS calculation includes 11 million and 3 million shares, respectively, related to the assumed conversion of the Company's 2026 Convertible Notes and the associated $1 million and $0 million interest expense, respectively, add-back to net income under the "if converted" method. The 20 million (15 million weighted-average), 8 million shares (6 million weighted-average) and 3 million shares (2 million weighted-average) issued in exchange for $165 million, $60 million and $24 million of convertible debt in Q3'20, Q4'20 and Q1'21, respectively, were not included as their inclusion would have been anti-dilutive.

28 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022

AMD

29 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 APPENDICES Reconciliation of GAAP to Non-GAAP Net Income / Earnings Per Share (1) For the year ended December 26, 2020, GAAP diluted EPS calculations include 3 million shares related to the assumed conversion of the Company's 2026 Convertible Notes and the associated $1 million interest expense add-back to net income under the "if converted" method. For the year ended December 26, 2020. Non-GAAP diluted EPS calculations include 24 million shares related to the assumed conversion of the Company's 2026 Convertible Notes and the associated $4 million interest expense add-back to net income under the "if converted" method. (Millions, except per share data) 2020 2021 GAAP net income / earnings per share $ 2,490 $ 2.06 $ 3,162 $ 2.57 Loss on debt redemption/conversion 54 0.04 7 – (Gains) losses on equity investments, net – – (56) (0.04) Non-cash interest expense related to convertible debt 6 – – – Stock-based compensation 274 0.22 379 0.31 Equity income in investee (5) – (6) – Acquisition-related costs 14 0.01 42 0.03 Release of valuation allowance on deferred tax assets (1,301) (1.07) – – Income tax provision 43 0.03 (93) (0.08) Non-GAAP net income / earnings per share $ 1,575 $ 1.29 $ 3,435 $ 2.79 Shares used and net income adjustment in earnings per share calculation Shares used in per share calculation (GAAP) (1) 1,207 1,229 Interest expense add back to GAAP net income (1) $ 1 $ – Shares used in per share calculation (Non-GAAP) 1,228 1,229 Interest expense add back to Non-GAAP net income $ 4 $ –

APPENDICES

Share Count Overview

Shares (millions) [1]	Q1'21 Actual	Q2'21 Actual	Q3'21 Actual	Q4'21 Actual	2021 Actual	Q1'22 Estimate [4]	2022 Estimate [4]
Basic Shares	1,213	1,216	1,214	1,208	1,213	1,202	1,205
Dilutive impacts from:							
Employee Equity Grants [2]	18	16	16	14	16	14	11
Diluted Shares (without 2026 Convertible Notes)	1,231	1,232	1,230	1,222	1,229	1,216	1,216
2026 Convertible Notes – GAAP [3]	-	-	-	-	-	-	-
Diluted Shares (with 2026 Convertible Notes) – GAAP	1,231	1,232	1,230	1,222	1,229	1,216	1,216
2026 Convertible Notes – Non-GAAP [3]	2	-	-	-	-	-	-
Diluted Shares (with 2026 Convertible Notes) – Non-GAAP	1,233	1,232	1,230	1,222	1,229	1,216	1,216

The table above provides actual share count for Q1'21, Q2'21, Q3'21, Q4'21and FY 2021 and an estimate of share count that may be used when calculating GAAP and non-GAAP diluted earnings per share for Q1'22 and FY 2022.

(1) Share counts are weighted average shares.

(2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent upon the average stock price during the period. The Q1'21, Q2'21 and Q3'21 average stock price was $86.88, $80.20,and $101.58, respectively. Q4'21 average stock price was $131.29. This price was assumed for Q1'22 and FY22 average stock price estimates.

(3) The dilutive impact from the 2.125% Convertible Senior Notes due 2026 (2026 Convertible Notes) is based on the If-Converted method, where the interest costs associated with the 2026 Convertible Notes are added back to the Net Income and the shares underlying the 2026 Convertible Notes are assumed to be converted and are added to the share count. The impact from the 2026 Convertible Notes, if dilutive, is included in diluted EPS calculation. For the GAAP computation, the add-back to net income includes cash and non-cash interest expense, while only the cash interest expense is added back to the non-GAAP net income. The dilutive shares associated with the 2026 Convertible Notes reflect the weighted average shares subject to conversion during each period.

During Q1'21, 3 million shares of the Company's common stock (2 million shares weighted) were issued to convert $24 million of the outstanding 2026 Convertible Notes.

(4) Includes common stock repurchases subsequent to FY 2021 year end through February 1, 2022

30 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022

AMD

31 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 APPENDICES Total Debt (Net) (Millions) Q4’21 Q4'20 Q3’21 7.50% Senior Notes due 2022 $ 312 $ 312 $ 312 2.125% Convertible Senior Notes due 2026 1 26 1 Total Debt (principal amount) $ 313 $ 338 $ 313 Unamortized debt discount associated with 2.125% Convertible Senior Notes due 2026 – (7) – Unamortized debt issuance costs – (1) – Total Debt (net) $ 313 $ 330 $ 313 Reconciliation of Operating Cash Flow to Free Cash Flow (Millions) Q4’21 Q4’20 2021 2020 Operating cash flow $ 822 $ 554 $ 3,521 $ 1,071 Operating cash flow margin % 17% 17% 21% 11% Purchases of property and equipment (86) (74) (301) (294) Free cash flow $ 736 $ 480 $ 3,220 $ 777 Free cash flow margin % 15% 15% 20% 8%

32 Q4 AND FY 2021 FINANCIAL RESULTS | FEBRUARY 1, 2022 ENDNOTES R5K-002: Testing by AMD Performance labs as of 5/28/2021 based on the average FPS of 20 PC games at 1920x1080 with the High image quality preset using an AMD Ryzen™ 9 5900X processor vs. Core i9-11900K. For Ryzen 5000 G-Series processors testing as of 5/5/2021 based on the average FPS of 11 PC games at 1920x1080 with the low image quality preset using an AMD Ryzen™ 7 5700G vs Core i7-11700, both configured with integrated graphics. Results may vary. R5K-002.R5K-050: Testing by AMD Performance Labs as of December 11, 2020 using an AMD Ryzen 9 5900 and Intel Core i9-10900, each similarly configured and tested with an NVIDIA GeForce RTX 2080 Ti graphics card. Results may vary. R5K-002. CZM-35:Tested by AMD Labs in December 2020. The Ryzen 5000 series mobile processors are the fastest mobile processors with the highest-performing single-thread and multi-thread performance available on an x86 mobile processor, measured with Cinebench R.20 1T and Cinebench R20 nT respectively, using similarly configured systems with Ryzen 9 4900H, Ryzen 9 5980HX and Ryzen 5980HS processors vs i9-10980HK, Core i7-1185G7 processors. Performance may vary. CZM-35. DISCLAIMERS AND ATTRIBUTIONS The information contained herein is for informational purposes only and is subject to change without notice. Timelines, roadmaps, and/or product release dates shown in these slides are plans only and subject to change. While every precaution has been taken in the preparation of this document, it may contain technical inaccuracies, omissions and typographical errors, and AMD is under no obligation to update or otherwise correct this information. Advanced Micro Devices, Inc. makes no representations or warranties with respect to the accuracy or completeness of the contents of this document, and assumes no liability of any kind, including the implied warranties of non-infringement, merchantability or fitness for particular purposes, with respect to the operation or use of AMD hardware, software or other products described herein. No license, including implied or arising by estoppel, to any intellectual property rights is granted by this document. Terms and limitations applicable to the purchase or use of AMD’s products are as set forth in a signed agreement between the parties or in AMD's Standard Terms and Conditions of Sale. ©2022 Advanced Micro Devices, Inc. All rights reserved. AMD, the AMD Arrow logo, AMD CDNA, AMD Instinct, AMD RDNA, Radeon, Ryzen, EPYC and combinations thereof are trademarks of Advanced Micro Devices, Inc. Other product names used in this presentation are for identification purposes only and may be trademarks of their respective companies.